Exhibit 99.1
BB&T Commercial & Industrial Conference April 6, 2011 Exhibit 99.1

2 Forward Looking Statements Statements in this presentation that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They involve a number of risks and uncertainties that may cause actual events and results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: general economic conditions in the markets served by our businesses, some of which are cyclical and experience periodic downturns; prices and availability of raw materials; and the amount of any payments required to satisfy contingent liabilities related to discontinued operations of our predecessors, including liabilities for certain products, environmental matters, guaranteed debt payments, employee benefit obligations and other matters. In addition, adverse developments could arise in regard to voluntary petitions filed by certain of our subsidiaries in U.S. Bankruptcy Court to establish a trust that would resolve all current and future asbestos claims. Our filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2009 and the Form 10-Q for the period ended September 30, 2010, describe these and other risks and uncertainties in more detail. We do not undertake to update any forward-looking statement made in this presentation to reflect any change in management's expectations or any change in the assumptions or circumstances on which such statements are based. We own a number of direct and indirect subsidiaries and, from time to time, we may refer collectively to EnPro and one or more of our subsidiaries as "we" or to the businesses, assets, debts or affairs of EnPro or a subsidiary as "ours." These and similar references are for convenience only and should not be construed to change the fact that EnPro and each subsidiary is an independent entity with separate management, operations, obligations and affairs. This presentation also contains certain non-GAAP financial measures as defined by the Securities Exchange Commission. A reconciliation of these measures to the most directly comparable GAAP equivalents is included as an appendix to this presentation.

3 Accelerating sustainable growth The EnPro Story is About... A company with a solid performance record... Leveraging a successful business model... 1 2 3

4 EnPro at a Glance Consolidated Sales (2010) Aftermarket mix Markets served Acquisitions since 2003 Market cap $865M 55% 40+ 28 $860M

5 Three Solid Business Segments Diverse market reach Broad, proprietary product offering ENGINEERED PRODUCTS ENGINE PRODUCTS & SERVICES 45% of consolidated sales Industrial gaskets, seals Truck wheel-end, brake and suspension components Primarily aftermarket sales 35% of consolidated sales Non-rolling bearings Compressor components and service OEM and aftermarket sales 20% of consolidated sales Diesel, natural gas engines Aftermarket parts and service US Navy, commercial power generation

6 2002 to 2008: Built a Stronger Business Strengthened the base Focused on operational efficiency Total Customer Value (TCV) Invested in new facilities and modernizations Strengthened the business mix improved or disposed of underperforming businesses made complementary acquisitions Developed new products, entered new markets Reduced asbestos cash outflows Invested >$250M to improve facilities/operations

7 Established EnPro as a Global Player with Significant Aftermarket Presence United States 52% Europe 29% Canada Asia/ Pacific Cent. & S. Amer. Other 19% Aftermarket 55% OEM 45% 48 manufacturing locations in 10 countries in North and South America, Europe and Asia 2010 Consolidated Sales

8 Delivered Consistent Growth... Sales Adjusted EPS $627M $994M 10% CAGR $1.43 $3.31 18% CAGR Note: Adjusted EPS is a non-GAAP measure - see appendix for reconciliation ....until downturn in 2009

9 Aggressive Response to Economic Challenges Operating initiatives Pricing and sourcing optimization Working capital efficiency Carefully paced acquisition and capital spending Operational improvement teams Improved sales and marketing programs Workforce initiatives 17% reduction from peak employment levels Company-wide salary freezes Shortened work weeks Controls on discretionary spending Positioned to succeed

10 Result: Response Provided Basis for Improvement in 2010 Consolidated Sales Consolidated Adjusted Net Income (non-GAAP) $70M $994M $803M $35M Excludes GST LLC sales of $105M after June 4. $865M* $49M* Excludes GST LLC adjusted net income of $12M after June 4.

11 Strong Financial Position - EnPro has the Resources Needed to Grow $125M ABL credit facility up to 2016 History of strong free cash flow Debt to Capital* (December 31, 2010) 26% $172M convertible debenture 3.9% interest matures 2015 * Does not include intercompany debt to GST.

12 Accelerating sustainable growth 1 2 3 A company with a solid performance record... The EnPro Story is About... Leveraging a successful business model...

13 Leading brands 1 Diversified markets 2 Competitive advantages 3 Innovation 4 Acquisitions 5 Successful Business Model E X C E L L E N C E

14 1. Leading Brands and Market Share Brand Product Market Share Industrial seals and gaskets Heavy-duty truck wheel-end seals High performance plain bearings Reciprocating compressor sealing components US Navy engines #1 #1 #1 #1 #1 EnPro brands hold strong market positions

15 2. Diversified Across End Markets Other Industries 19% General Industry 8% Defense 16% Basic Materials 6% Medium/Heavy Duty Truck 14% Oil & Gas 10% Auto 9% Power Generation 7% Chemical Processing 4% Mobile & Agri. Equip. 2% 2010 Consolidated Sales Aerospace 3% Electronics & Semiconductors 2%

16 3. Attractive Characteristics ? Competitive Advantage Competitive advantage high customer retention + + Critical applications Broad product offering Proprietary high-quality products +

4. Continual Innovation – A Key to Our Success

Enpro Industries

New product sales as % of total sales



20%
2006
2007
2008
2009
2010
Goal

Examples of new products



Stemco Duroline products
- brake pads for heavy-duty trucks
- industry leading technology



Pikotek VCS Fire Safe gasket
- upstream oil and gas applications
- maintains integrity to 1500⁰ F, meets APF 6FB fire test



GGB Fluid Film Bearing
- high speed, high load applications
- replaces large roller bearings

17

18 Acquisitions 2003-2011 Disciplined Approach 5. Successful Acquisitions Accelerate Growth Complement core strengths in sealing, engineered products Pay a reasonable price Add value to EnPro and acquired company Implement a proven and disciplined integration process 29 transactions Total investment $415M Added >$275M sales at attractive margins Markets expanded, product offerings broadened

19 5. A Successful Acquisition Case Study: CPI A 4x Increase in Sales Base business Organic FX 2006-2011 16 acquisitions geographic expansion core products broadened lubrication market entered 15+ service centers opened global market, local presence 2005 2011 est. 4x

20 Our Priorities to Drive Sustained Growth in Earnings Enterprise excellence Growth from new products, markets and acquisitions Effective capital deployment 1 2 3

21 P r i o r i t y #1: E x c e l l e n c e Continuous Improvement ? Measurable Results Total Customer Value Enterprise-wide lean program Commercial Excellence Consistent and effective sales and marketing Pricing Leadership Optimal prices set for all products Sourcing Leadership Supply chain managed to leverage purchasing power Working Capital Management Increased working capital efficiency Five key initiatives: Deliver improvements in: Profitability Lead times, reliability of delivery Manufacturing and operating costs Cash management

Priority #1: Excellence

Enterprise Excellence: Case Study

Fairbanks Morse Engine

- **Strategic sales and marketing**
  - analyzed market segments
  - established tiered pricing structure
- **Operational efficiency**
  - increased productivity
  - reduced lead times, improved on time delivery
- **Supply chain improvement**
  - material cost savings
- **Major capital investments**
  - installed new machinery
  - reduced floor space


$180
$120
$60
$0
Sales ($ Millions)
25%
20%
15%
10%
5%
0%
Segment Margin
2006
2007
2008
2009
2010

22

23 Acquisitions Proven track record successful integration timely accretion Attractive opportunities higher margin businesses aftermarket focus Sufficient resources $125M credit facility strong operating cash flows P r i o r i t y #2: G r o w t h Focus on Organic Growth and Complementary Acquisitions Organic Growth Product development entrepreneurial culture supports innovation anticipate customer needs to drive development extend and improve product lines Market expansion geographic growth technical and industrial adjacencies leverage global presence

24 P r i o r i t y #3: Capital Deployment Invest Cash to Build Shareholder Value - 2003 to 2010 $794M cumulative after-tax operating cash flow 24 Capital expenditures Acquisitions Share repurchase 80% Shareholder Value Creation 20% Net Asbestos Related Payments

25 2010 In Review: A Year of Significant Change A Stronger Company Emerged A Sound Business Model Provided a Solid Foundation MARKET GROWTH STRATEGIC INITIATIVES ASBESTOS CLAIMS RESOLUTION PROCESS Organic growth returned Sales volumes improved industrial markets up 20%+ engine business stable Profits and earnings grew segment profit up 67% adj. net income up 38% Continuous Improvement creates savings Acquisition activity increased proceeds of Quincy Compressor sale redeployed seven acquisitions, one strategic alliance completed since 1/10 Process seeks final and permanent solution trust to be established to resolve all current and future claims GST LLC assets more than sufficient to support a fairly valued trust EnPro will seek to retain GST LLC

26 A Favorable Outlook for 2011 Expect broad-based improvement in industrial markets demand for sealing, engineered products should increase normal seasonal patterns likely Expect engine sales similar to 2010 mix, R&D spending likely to produce slightly lower profits engine shipments scheduled in Q1 and Q3 Improved benefits from Continuous Improvement initiatives Acquisitions will contribute to results $100M in sales modestly accretive to earnings

Looking to the Future

Significant Growth Opportunities in Large Global Markets

- Growth in the $40-$50B global sealing markets
  - multiple acquisition opportunities for Garlock family of companies, Stemco and CPI
  - target faster growing industries such as aerospace, pharma, biotech, medical



- Growth in the $35-$40B global bearings market
  - opportunities to replace certain types of roller bearings with GGB products



- Growth in medium speed diesel engine market
  - expand aftermarket parts and service
  - U.S. nuclear power industry









27

28 I n S u m m a r y Why Invest in EnPro Solid performance record 18% CAGR in EPS 2003-2008 Sustained organic growth Acquisitions accelerate growth Successful business model Leading market shares Broad customer base, diverse markets Strong aftermarket mix Sustainable future growth Excellence in operations Strong growth drivers Effective capital management 1 2 3

Appendix

2 Garlock Family of Companies 75% Aftermarket 25% OEM Sales Product Examples Manufacturing Locations Palmyra, NY* Columbia, SC Houston, TX* Wheat Ridge, CO Sherbrooke, QC* Mexico City* Montbrison, France Saint-Etienne, France Neuss, Germany Elland, UK Stockport, UK Sydney, Australia* Shanghai, China Expansion joint Compression packing Gylon gasket Pikotek VCS gasket Nuclear charger pump Packing Helicoflex high-performance seal Cefil'Air inflatable seals Klozure bearing isolator Sales Channels: Distribution 70% Direct 30% * Locations operated by GST LLC or one of its subsidiaries

3 Stemco 85% Aftermarket 15% OEM Sales Manufacturing Locations Longview, TX Millington, MI Caxias do Sul, Brazil (Duroline alliance) Buffalo, NY (Stemco-Crewson joint venture) Stemco TCV Truck Sales Channels: Distribution 80% Direct 20%

4 GGB Bearing Technology 10% Aftermarket 90% OEM Sales Product Examples Manufacturing Locations Thorofare, NJ Annecy, France Dieuze, France Heilbronn, Germany Dry bearing Lubricated metal-polymer bearing Solid polymer bearing Sealed cartridge bearing Flanged bushing Su^any, Slovakia Barueri, Brazil Suzhou, China Fluid-film bearing Sales Channels: Distribution 10% Direct 90%

Compressor Products International

Enpro Industries

Sales



20%
OEM
80%
Aftermarket

Sales Channels:

Distribution	**10%**
Direct	**90%**

Product Examples



Packing cases
Packing rings
Wiper rings
Compressor valves
Pistons
Rods
Piston rings
Rider rings

Manufacturing Locations

- Houston, TX
- Arvada, CO
- New Smyrna, FL
- Medicine Hat, AB
- Edmonton, AB
- Hungerford, UK
- Bavay, France
- Gross-Gerau, Germany
- Campinas, Brazil
- 25+ service centers worldwide

33

6 Fairbanks Morse Engine 60% Aftermarket 40% OEM Sales Product Examples Manufacturing Location Beloit, WI Service Centers Houston, TX Norfolk, VA San Diego, CA Seattle, WA Calgary, AB Medium speed diesel engines Parts & service Sales Channels: Direct 100%

Acquire reciprocating compressor component manufacturers and service companies Opportunities in CNG, PET compressor markets, global service center expansion Growth Strategies Brand Growth Strategy Acquire to expand markets and product reach Opportunities in aerospace, nuclear, wind, green products and others Resolve GST's asbestos liability Seek adjacencies through acquisition, other business arrangements Move from hub-centric to chassis-centric provider of non-discretionary consumables Organic growth opportunities in renewable energy, agriculture, construction Increase penetration of roller bearing market based on performance and cost Supply emergency diesel generators to new nuclear power plants in the U.S. Expand aftermarket parts business and service business 7

Acquisition Profile: Rome Tool & Die Manufactures brake shoes for heavy-duty trucks #1 in the North American aftermarket Growing presence in OEM segment Accelerates growth of Stemco Brake Products Group complementary product to Stemco- Duroline brake pads lined shoe now available through Stemco catalyst to move market to new shoes from remanufactured shoes One facility in Rome, Georgia 8

Acquisition Profile: PSI Flange sealing and related products, and signage systems oil & gas water and wastewater markets Locations manufacturing in U.S., U.K. and Germany sales locations in Middle East and Asia Rationale adds pipeline accessory products increases penetration into water/wastewater brings growing revenue from stable customer base products sought by A&E firms during project design phase 9

Acquisition Profile: Mid Western Companies Reciprocating compressor and engine services and components rebuilds reciprocating natural gas engines and compressors designs, installs and services compressor lubrication systems reconditions components specialized machining of components Rationale broadens CPI's service offering strengthens western Canada footprint brings strong customer relationships and reputation 10

11 Reporting unit Deconsolidated subsidiary of filed entity Filed entity Reflects full year 2010 results as if deconsolidation had occurred on January 1, 2010. Sales are third party; income is before asbestos related expenses and other selected items. Garlock Companies

GST Pro Forma 2010 Results 12 23% Third Party Sales 40% Adjusted Net Income Reflects impact of deconsolidation of GST as if it occurred January 1, 2009

13 Reporting unit Deconsolidated subsidiary of filed entity Filed entity Reflects full year 2010 results as if deconsolidation had occurred on January 1, 2010. Sales are third party; income is before asbestos related expenses and other selected items. Garlock Family of Companies

Asbestos Expenses Were On Course to Consume Increasing Amounts of Cash 14 Annual insurance recoveries Annual net outflows: Mgmt. estimate Insurance moving to exhaustion receipts scheduled to drop significantly in 2011 no insurance available after 2018 Total costs not likely to decline in line with insurance, absent reform Value and future of GST was threatened

Targeting of Garlock Was Increasing as Disease Incidence Declined 15 15

Billions of Dollars are Available in Trusts 16

17 Garlock's Costs Escalated in Bankruptcy Wave; Trust Payments Were Providing no Relief Bankruptcy wave Trust funds begin to pay

Expect Limited Near-Term Impact from Earthquake and Tsunami in Japan Nuclear power market accounts for less than 4% of EnPro sales entirely Garlock and FME aftermarket anticipate $3M reduction of sealing product segment sales, resulting from plant shutdowns in Europe and Japan expect no adverse effect on FME aftermarket sales FME's South Texas project on "slowdown" until at least August previously planned 2011 activities limited to engineering and procurement Other industrial markets aftermarket largely unaffected minimal supply chain disruptions on OEM customers EnPro supply chain impact primarily on PTFE supply may have short-term cost impact although supply base is global and diversified Will continue to monitor events 18

Non-GAAP Reconciliations

20 Reconciliation of Earnings Per Share